UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 4, 2021

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Quarry Park Boulevard S.E., Calgary, Alberta	T2C 5N1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                 1-800-567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders on May 4, 2021, each of the seven nominees proposed as directors of Imperial Oil Limited (the “company”) were elected to hold office until the close of the next annual meeting. The votes for the directors were:

D.W. Cornhill 649,845,433 shares for and 24,498,796 shares withheld,

B.W. Corson 656,343,284 shares for and 18,000,945 shares withheld,

M.R. Crocker 671,381,407 shares for and 2,962,822 shares withheld,

K.T. Hoeg 664,148,118 shares for and 10,196,111 shares withheld,

M.C. Hubbs 669,057,757 shares for and 5,286,472 shares withheld,

J.M. Mintz 643,739,018 shares for and 30,605,211 shares withheld,

D.S. Sutherland 658,802,073 shares for and 15,542,156 shares withheld.

At the same annual meeting of shareholders, PricewaterhouseCoopers LLP was reappointed as the auditor of the company and the shareholder proposal set out in the company’s management proxy circular was defeated. The votes for the auditor reappointment and the shareholder proposal were:

the auditor was reappointed by a vote of 668,939,228 shares for and 5,405,001 shares withheld; and

the shareholder proposal requesting the adoption of a corporate wide ambition to achieve net-zero carbon emissions by 2050 was defeated by a vote of 579,748,270 against and 94,594,046 for.

Item 7.01	Regulation FD Disclosure

On May 4, 2021, Imperial Oil Limited (the “company”) by means of a press release announced the voting results for the election of directors displayed in accordance with Canadian requirements. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished as part of this report on Form 8-K:

99.1	News release of the company on May 4, 2021 announcing the voting results for the election of directors in accordance with Canadian requirements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: May 4, 2021
	By:	/s/ Ian Laing

	Name:	Ian Laing
	Title:	Vice-president, general counsel and
corporate secretary

	By:	/s/ Cathryn Walker

	Name:	Cathryn Walker
	Title:	Assistant corporate secretary